UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

JAZZ PHARMACEUTICALS

PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

45 Fitzwilliam Square
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

011-353-1-634-4183

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

As previously reported, Azur Pharma Public Limited Company (“Azur Pharma”) and Jazz Pharmaceuticals, Inc. completed a merger transaction on January 18, 2012 (the “Merger”). In connection with the Merger, Azur Pharma was renamed Jazz Pharmaceuticals Public Limited Company (the “Company”) and Jazz Pharmaceuticals, Inc. became the Company’s wholly-owned subsidiary. For accounting purposes, the Merger was treated as a “reverse acquisition” of Azur Pharma by Jazz Pharmaceuticals, Inc., which is considered the accounting acquirer, and the financial statements of Jazz Pharmaceuticals, Inc. became the historical financial statements of the Company. Prior to the Merger, the financial statements of Jazz Pharmaceuticals, Inc. were audited by Ernst & Young LLP, and the financial statements of Azur Pharma were audited by the Dublin, Ireland office of KPMG.

Dismissal of Independent Registered Public Accounting Firm

As previously reported, the board of directors of the Company approved the engagement of KPMG, Dublin as the Company’s independent registered public accountants to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending December 31, 2012, such engagement to be effective upon completion of the Merger. Ernst & Young LLP remained as the independent registered public accountants of the Company’s subsidiary, Jazz Pharmaceuticals, Inc., during the period necessary to complete the audit for the year ended December 31, 2011. The Audit Committee of the Company’s board of directors dismissed Ernst & Young LLP as the independent registered public accountants of Jazz Pharmaceuticals, Inc. upon the delivery by Ernst & Young LLP of its audit report for the Jazz Pharmaceuticals, Inc. financial statements for the year ended December 31, 2011, which delivery and dismissal were effective on February 28, 2012. For additional information, see the discussion under Item 4.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2012, which is incorporated herein by reference.

Ernst & Young LLP audited the Jazz Pharmaceuticals financial statements for the fiscal years ended December 31, 2010 and 2011. For the fiscal years ended December 31, 2010 and 2011, no report by Ernst & Young LLP on the Jazz Pharmaceuticals, Inc. financial statements contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2011 and the subsequent interim period through February 28, 2012, (i) there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ernst & Young LLP with a copy of the disclosures contained in this Item 4.01 and requested that Ernst & Young LLP furnish a letter addressed to the Commission stating whether it agreed with those disclosures. A copy of such letter, dated February 28, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of a New Independent Registered Public Accounting Firm

The information required to be disclosed in connection with the engagement of KPMG as the Company’s independent registered public accountants for the year ended December 31, 2012, was included in Item 4.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2012, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP, dated February 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PLC

By:	/S/ BRUCE C. COZADD
Name: Bruce C. Cozadd
Title: Chairman and Chief Executive Officer

Date: February 28, 2012

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP, dated February 28, 2012.